Exhibit 99.1

Youngevity Announces Registration Statement on Form S-1 Has Been Declared Effective

SAN DIEGO, Calif., Feb. 14, 2018 -- Youngevity International, Inc.  (NASDAQ: YGYI ), a leading omni-direct lifestyle company, today announced that the Securities and Exchange Commission has declared effective the Company's registration statement on Form S-1, as amended (File No. 333-221847), relating to the proposed offer and sale of up to $10,000,000 of its Series B Convertible Preferred Stock at a price of $9.50 per share.  Each outstanding share of Series B Convertible Preferred Stock is convertible at any time, in whole or in part, at the option of the holders at an initial conversion price of $4.75 per share initially into two shares of Youngevity’s Common Stock, which Common Stock trades on the NASDAQ Capital Market under the symbol “YGYI.”

TriPoint Global Equities, LLC, who along with its division BANQ, will act as the lead managing selling agent and book runner with respect to the sale of the Series B Convertible Preferred Stock. You may subscribe to the offering by visiting www.banq.co/listings/ygyi.

The registration statement may be accessed through the SEC's website at www.sec.gov. A copy of the prospectus relating to the offering may also be accessed through the SEC's website at www.sec.gov or may be obtained from the Company by sending a request to: Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California or calling (619) 934-3980.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Youngevity International, Inc.

Youngevity International, Inc. (NASDAQ: YGYI), is a leading omni-direct lifestyle company - offering a hybrid of the direct selling business model, that also offers e-commerce and the power of social selling.  Assembling a virtual Main Street of products and services under one corporate entity, Youngevity offers products from the six top selling retail categories:  health/nutrition, home/family, food/beverage (including coffee), spa/beauty, apparel/jewelry, as well as innovative services.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions, and includes statements regarding the proposed public offering. These forward-looking statements are based on management's expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, market conditions, the success of the offering, our ability to continue our international growth, our ability to continue to maintain compliance with the NASDAQ requirements, the acceptance of the omni-direct approach by our customers, our ability to expand our distribution, our ability to add additional products (whether developed internally or through acquisitions), our ability to continue our financial performance, and the other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2016 and our subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.